Brighthouse Life Insurance Company of NY
Brighthouse Variable Annuity Account B
Marquis Portfolios (offered on and after April 30, 2012)
Supplement dated April 29, 2022
to the
Prospectus dated May 1, 2017 (as supplemented)
This supplement revises information in the prospectus dated May 1, 2017 for the Marquis Portfolios (offered on and after April 30, 2012) variable annuity contracts issued by Brighthouse Life Insurance Company of NY (the “Company”, “we,” “us,” or “our”). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at P.O. Box 305075, Nashville, TN 37230-5075 or call us at (888) 243-1932 to request a free copy. The financial statements for each of the subaccounts of the Separate Account are attached. Upon request, financial statements for Brighthouse Life Insurance Company of NY will be sent to you without charge.
1.	Marquis Asset Allocation Program
The Marquis Asset Allocation Program is not offered by this prospectus and is not a part of your contract. The Marquis Asset Allocation Program is a separate service we make available in connection with the contract, at no additional charge to you, to help you select investment options. You should be aware that certain aspects of the administration of this Program are provided by your selling firm and are dependent upon the continued ability of the selling firm to provide that administrative support. When you purchase the contract, you are required to enroll in the Asset Allocation Program. At the time the contract is issued, and at any time you change or update your asset allocation model with your financial representative, your default investment allocation for Purchase Payments and automatic rebalancing will be set in accordance with the one model you select. Although the Marquis Portfolios contract is designed to work together with the Asset Allocation Program, at any time after the contract is issued, you may transfer Account Value or change the investment allocation for future Purchase Payments and automatic rebalancing, without any investment allocation restrictions related to the Asset Allocation Program. However, if you wish to change your investment allocation to an allocation that is not in accordance with any of the models, or transfer to an allocation outside any of the models, you will need to contact our Annuity Service Center.
Asset allocation, in general, is an investment strategy intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce volatility and potentially enhance returns over the long term. An asset class refers to a category of investments having similar characteristics, such as stocks and other equities, bonds and other fixed income investments, and cash equivalents. There are further divisions within asset classes, for example, divisions according to the size of the issuer (large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).
While you participate in the Asset Allocation Program, our affiliate Brighthouse Investment Advisers, LLC (Brighthouse Advisers), an investment adviser registered under the Investment Advisers Act of 1940, will serve as your investment adviser, but solely for the purpose of developing and updating the models. Brighthouse Advisers currently follows the recommendations of an independent third-party consultant in providing this service. From time to time, Brighthouse Advisers may select a different consultant, to the extent permitted under applicable law. Brighthouse Advisers also serves as the investment adviser to certain
SUPP-NYMQ20422

Investment Portfolios available under the contract and receives compensation for those services. (See “Investment Options — Certain Payments We Receive with Regard to the Investment Portfolios,” “Investment Options — Brighthouse Funds Trust I,” and “Investment Options — Brighthouse Funds Trust II.”) However, Brighthouse Advisers receives no compensation for services it performs in developing and updating the asset allocation models discussed below.
It is your responsibility to select or change your model and your Investment Portfolios. Your financial representative can provide you with information that may assist you in selecting a model and your Investment Portfolios. Once you select a model and the Investment Portfolio allocations, these selections will remain unchanged until you elect to revise the Investment Portfolio allocations, select a new model, or both. Although the models are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model will not lose money or experience volatility. A model may fail to perform as intended, or may perform worse than any single Investment Portfolio, asset class or different combination of investment options. In addition, the model is subject to all of the risks associated with its underlying Investment Portfolios. If, from time to time, Brighthouse Advisers changes the models, the flows of money into and out of underlying Investment Portfolios may generate higher brokerage and administrative costs for those portfolios, or such changes may disrupt an Investment Portfolio’s management strategy.
In the Asset Allocation Program, you will choose to allocate your Purchase Payments among a set of Investment Portfolios you select using one of the asset allocation models Brighthouse Advisers provides. An asset allocation model is a set of target percentages for asset classes or sub-classes that represent the principal investments of the available Investment Portfolios. There currently are twenty asset allocation models, a disciplined and a flexible model for each of ten levels of risk tolerance and return potential (generally, asset classes and sub-classes with higher potential returns have greater risk of losses and experience greater volatility). Disciplined models are designed to be constructed only from Investment Portfolios that adhere strictly to their stated investment styles and invest in specific asset classes or sub-classes, whereas flexible models can include allocations to Investment Portfolios that may invest across multiple asset classes or sub-classes, or that may move between investment styles, or asset classes or sub-classes, depending on market conditions or other factors.
A disciplined or flexible asset allocation model will be suggested based on your responses to a profile questionnaire that seeks to measure your personal investment risk tolerance, investment time horizon, financial goals and other factors. In order to participate in this program, you will need to complete the questionnaire. Although you may only use one model at a time, you may elect to change to a different model as your tolerance for risk and/or your needs and objectives change. Using the questionnaire and in consultation with your financial representative, you may determine a different model better meets your risk tolerance and time horizons. There is no fee to change to a different model or for a change to the Investment Portfolio allocations.
Brighthouse Advisers, through its consultant as described above, periodically reviews the models (typically annually) and may find that asset allocations within a particular model may need to be changed. Similarly, the principal investments, investment style, or investment manager of an Investment Portfolio may change such that it is no longer appropriate for a model, or it may become appropriate for a model. Also, from time to time, we may change the Investment Portfolios available under the contract. (See “Investment Options.”) As a result of the periodic review and/or any changes in available Investment Portfolios, each model may change and asset classes or sub-classes may be added or deleted. We will provide notice regarding any such changes, and you, in consultation with your financial representative, may wish to revise your investment allocations based on these model and Investment Portfolio changes. You are not required to make any changes, and if you take no action your current allocations will continue in effect.

If you also participate in the Automatic Rebalancing Program, the allocations in your models will be applied under the terms of that program. (See “Investment Options — Automatic Rebalancing Program.”) Transfers among Investment Portfolios due to a change in the models or your selection of a different model are not taken into account in determining any transfer fee. For purposes of the limit on the number of investment options in a single Purchase Payment allocation or transfer request, each Investment Portfolio in an asset allocation model is counted separately; an asset allocation model is not counted as a single investment option. (See “Purchase — Allocation of Purchase Payments” and “Transfers — General.”)
Our affiliates, including Brighthouse Advisers, receive greater compensation and/or profits from certain Investment Portfolios than we receive from other portfolios. Therefore, it is conceivable that Brighthouse Advisers may have an incentive to develop models in such a way that larger allocations will be made to more profitable portfolios. Also, Brighthouse Advisers, in its capacity as investment adviser to certain of the Investment Portfolios, may believe that certain portfolios it manages may benefit from additional assets or could be harmed by redemptions. As a fiduciary, Brighthouse Advisers legally is obligated to disregard these incentives. In addition, Brighthouse Advisers believes that following the recommendations of an independent third-party to develop and update the asset allocation models may reduce or eliminate the potential for Brighthouse Advisers to be influenced by these competing interests. As described above, from time to time, Brighthouse Advisers may select a different consultant to provide these recommendations, to the extent permitted under applicable law.
For more information about Brighthouse Advisers and its role as investment adviser for the Marquis Asset Allocation Program, please see the disclosure document, which is available to you at no charge, containing information from Part II of its Form ADV, the SEC investment adviser registration form. Your financial representative can provide you this disclosure document, or you can request a copy by writing to Brighthouse Investment Advisers, LLC, c/o Brighthouse Life Insurance Company, P.O. Box 305075, Nashville, TN 37230-5075. We may perform certain administrative functions on behalf of our affiliate, Brighthouse Advisers; however, we are not registered as an investment adviser and are not providing any investment advice in making the Asset Allocation Program available.
2.	Investment Options
Replace the list of Investment Portfolios under “INVESTMENT OPTIONS” in the prospectus with the list of Investment Portfolios attached to this prospectus supplement.
3.	Other Information
Distributor
The Financial Industry Regulatory Authority (“FINRA”) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Requests and Elections
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is not acting on our behalf. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).
The following replaces “Cybersecurity and Certain Business Continuity Risks” in the Requests and Elections subsection.
Cybersecurity and Certain Business Continuity Risks. Our variable annuity contract business is largely conducted through complex digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Investment Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems. We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, a cyber-attack could have a material, negative impact on the Company and the Separate Account, as well as individual Owners and their contracts. Our operations also could be negatively affected by a cyber-attack at a third party, such as a service provider, business partner, another participant in the financial markets or a governmental or regulatory authority. Cyber-attacks can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; phishing attacks; account takeover attempts; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Disruptions or failures may also result from unintentional causes, such as market events that trigger a surge of activity that overloads current information technology and communication systems. Other disruptive events, including (but not limited to) natural disasters, military actions, and public health crises, may adversely affect our ability to conduct business, in particular if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event. Cyber-attacks, disruptions or failures to our business operations can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Investment Portfolios; impact our ability to calculate Accumulation Unit values; cause the release and/or possible loss, misappropriation or corruption of confidential Owner or business information; or impede order processing or cause other operational issues. Cyber-attacks, disruptions or failures may also impact the issuers of securities in which the Investment Portfolios invest, and it is possible the funds underlying your contract could lose value. There can be no assurance that we or our service providers or the Investment Portfolios will avoid losses affecting your contract due to cyber-attacks, disruptions or failures in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Investment Portfolios invest.

In the “OTHER INFORMATION” section, replace the “COVID-19” subsection with the following:
COVID-19 and Market Conditions. The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. At this time, it continues to not be possible to estimate (i) the severity or duration of the pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19, or (ii) the efficacy or utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and economy at large. The Company has implemented risk management and contingency plans and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company and/or with respect to the services the Company or its customers receive from third-party vendors.
Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests. Depending on market conditions and your individual circumstances (e.g., your selected investment options and the timing of any transfers or withdrawals), you may experience (perhaps significant) negative returns under the contract. You should consult with your financial representative about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the contract, such as purchasing the contract or making subsequent Purchase Payments, transfers, or withdrawals, based on your individual circumstances.
4.	Investment Portfolio Fees and Expenses Table
Replace the Investment Portfolio Fees and Expenses Table in the prospectus with the Investment Portfolio Fees and Expenses Table attached to this prospectus supplement.
5.	Appendix B
Replace Appendix B with the Appendix B attached to this prospectus supplement.
6.	Transfers — Restrictions on Frequent Transfers
We monitor transfer activity in the following “Monitored Portfolios” for purposes of imposing our restrictions on frequent transfers. In addition, we monitor transfer activity in all American Funds Insurance Series® portfolios available under your contract.
American Funds Global Growth Fund

BlackRock High Yield Portfolio
Brighthouse Small Cap Value Portfolio
Brighthouse/abrdn Emerging Markets Equity Portfolio
Brighthouse/Dimensional International Small Company Portfolio
Brighthouse/Eaton Vance Floating Rate Portfolio
CBRE Global Real Estate Portfolio
ClearBridge Variable Small Cap Growth Portfolio
Harris Oakmark International Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
JPMorgan Small Cap Value Portfolio
Loomis Sayles Small Cap Core Portfolio
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio
Templeton Foreign VIP Fund
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Variable Global High Yield Bond Portfolio
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Minimum and Maximum Total Annual Investment Portfolio Operating Expenses
	Minimum	Maximum
Total Annual Investment Portfolio Operating Expenses
(expenses that are deducted from Investment Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.51%	1.25%
Investment Portfolio Fees and Expenses as of December 31, 2021
(as a percentage of average daily net assets)
The following table is a summary. For more complete information on Investment Portfolio fees and expenses, please refer to the prospectus for each Investment Portfolio.
Investment Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
American Funds Insurance Series®
American Funds Global Growth Fund	0.48%	0.25%	0.05%	—	0.78%	0.11%	0.67%
American Funds Growth Fund	0.31%	0.25%	0.04%	—	0.60%	—	0.60%
American Funds Growth-Income Fund	0.25%	0.25%	0.04%	—	0.54%	—	0.54%
Brighthouse Funds Trust I
BlackRock High Yield Portfolio	0.60%	—	0.06%	—	0.66%	0.02%	0.64%
Brighthouse Small Cap Value Portfolio	0.74%	0.25%	0.03%	0.06%	1.08%	0.02%	1.06%
Brighthouse/abrdn Emerging Markets Equity Portfolio	0.91%	0.25%	0.09%	—	1.25%	0.10%	1.15%
Brighthouse/Eaton Vance Floating Rate Portfolio	0.60%	0.25%	0.09%	—	0.94%	0.01%	0.93%
Brighthouse/Wellington Large Cap Research Portfolio	0.55%	0.15%	0.02%	—	0.72%	0.04%	0.68%
CBRE Global Real Estate Portfolio	0.61%	0.25%	0.05%	—	0.91%	0.04%	0.87%
Harris Oakmark International Portfolio	0.77%	—	0.04%	—	0.81%	0.05%	0.76%
Invesco Comstock Portfolio	0.57%	0.25%	0.02%	—	0.84%	0.02%	0.82%
Invesco Global Equity Portfolio	0.66%	0.25%	0.04%	—	0.95%	0.13%	0.82%
Invesco Small Cap Growth Portfolio	0.85%	—	0.03%	—	0.88%	0.08%	0.80%
JPMorgan Small Cap Value Portfolio	0.78%	—	0.07%	—	0.85%	0.10%	0.75%
Loomis Sayles Growth Portfolio	0.55%	0.25%	0.01%	—	0.81%	—	0.81%
MFS ® Research International Portfolio	0.69%	0.25%	0.05%	—	0.99%	0.10%	0.89%
Morgan Stanley Discovery Portfolio	0.63%	0.25%	0.03%	—	0.91%	0.04%	0.87%
PIMCO Inflation Protected Bond Portfolio	0.48%	0.25%	0.05%	—	0.78%	—	0.78%
PIMCO Total Return Portfolio	0.48%	0.25%	0.02%	—	0.75%	0.03%	0.72%
T. Rowe Price Large Cap Value Portfolio	0.57%	0.25%	0.02%	—	0.84%	0.06%	0.78%
Victory Sycamore Mid Cap Value Portfolio	0.65%	0.25%	0.03%	—	0.93%	0.09%	0.84%
Brighthouse Funds Trust II
BlackRock Bond Income Portfolio	0.33%	0.15%	0.04%	—	0.52%	—	0.52%
BlackRock Capital Appreciation Portfolio	0.69%	—	0.02%	—	0.71%	0.09%	0.62%
BlackRock Ultra-Short Term Bond Portfolio	0.35%	0.15%	0.03%	—	0.53%	0.02%	0.51%
Brighthouse/Dimensional International Small Company Portfolio	0.81%	0.25%	0.12%	—	1.18%	0.16%	1.02%
Brighthouse/Wellington Core Equity Opportunities Portfolio	0.70%	—	0.02%	—	0.72%	0.12%	0.60%

Investment Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Jennison Growth Portfolio	0.59%	0.25%	0.02%	—	0.86%	0.08%	0.78%
Loomis Sayles Small Cap Core Portfolio	0.90%	0.25%	0.06%	—	1.21%	0.09%	1.12%
MFS ® Total Return Portfolio	0.56%	0.20%	0.06%	—	0.82%	0.03%	0.79%
MFS ® Value Portfolio	0.61%	—	0.02%	—	0.63%	0.06%	0.57%
Neuberger Berman Genesis Portfolio	0.81%	0.25%	0.03%	—	1.09%	0.06%	1.03%
Western Asset Management Strategic Bond Opportunities Portfolio	0.57%	0.15%	0.03%	—	0.75%	0.06%	0.69%
Western Asset Management U.S. Government Portfolio	0.48%	—	0.03%	—	0.51%	0.03%	0.48%
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Fund	0.81%	0.25%	0.05%	0.01%	1.12%	0.01%	1.11%
Legg Mason Partners Variable Equity Trust
ClearBridge Variable Appreciation Portfolio	0.69%	—	0.03%	—	0.72%	—	0.72%
ClearBridge Variable Large Cap Value Portfolio	0.65%	—	0.06%	—	0.71%	—	0.71%
ClearBridge Variable Small Cap Growth Portfolio	0.75%	—	0.05%	—	0.80%	—	0.80%
Legg Mason Partners Variable Income Trust
Western Asset Variable Global High Yield Bond Portfolio	0.70%	—	0.12%	—	0.82%	—	0.82%
The information shown in the table above was provided by the Investment Portfolios. Certain Investment Portfolios and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue at least until April 29, 2023. These arrangements can be terminated with respect to these Investment Portfolios only with the approval of the Investment Portfolio's board of directors or trustees. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements.

INVESTMENT OPTIONS
American Funds Insurance Series® (Class 2)
American Funds Insurance Series® is a mutual fund with multiple portfolios. Capital Research and Management Company is the investment adviser to each portfolio. The following portfolios are available under the contract:
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
Brighthouse Funds Trust I
Brighthouse Funds Trust I is a mutual fund with multiple portfolios. Brighthouse Investment Advisers, LLC (Brighthouse Investment Advisers) is the investment manager of Brighthouse Funds Trust I. Brighthouse Investment Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:
BlackRock High Yield Portfolio (Class A)
Brighthouse Small Cap Value Portfolio (Class B)
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class B) (formerly Brighthouse/Aberdeen Emerging Markets Equity Portfolio)
Brighthouse/Eaton Vance Floating Rate Portfolio (Class B)
Brighthouse/Wellington Large Cap Research Portfolio (Class E)
CBRE Global Real Estate Portfolio (Class B) (formerly Clarion Global Real Estate Portfolio)
Harris Oakmark International Portfolio (Class A)
Invesco Comstock Portfolio (Class B)
Invesco Global Equity Portfolio (Class B)
Invesco Small Cap Growth Portfolio (Class A)
JPMorgan Small Cap Value Portfolio (Class A)
Loomis Sayles Growth Portfolio (Class B)
MFS® Research International Portfolio (Class B)
Morgan Stanley Discovery Portfolio (Class B)
PIMCO Inflation Protected Bond Portfolio (Class B)
PIMCO Total Return Portfolio (Class B)
T. Rowe Price Large Cap Value Portfolio (Class B)
Victory Sycamore Mid Cap Value Portfolio (Class B)
Brighthouse Funds Trust II
Brighthouse Funds Trust II is a mutual fund with multiple portfolios. Brighthouse Investment Advisers is the investment adviser to the portfolios. Brighthouse Investment Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:
BlackRock Bond Income Portfolio (Class E)
BlackRock Capital Appreciation Portfolio (Class A)
BlackRock Ultra-Short Term Bond Portfolio (Class E)
Brighthouse/Dimensional International Small Company Portfolio (Class B)
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)
Jennison Growth Portfolio (Class B)
Loomis Sayles Small Cap Core Portfolio (Class B)
MFS® Total Return Portfolio (Class F)
MFS® Value Portfolio (Class A)
Neuberger Berman Genesis Portfolio (Class B)
Western Asset Management Strategic Bond Opportunities Portfolio (Class E)
Western Asset Management U.S. Government Portfolio (Class A)

Franklin Templeton Variable Insurance Products Trust (Class 2)
Franklin Templeton Variable Insurance Products Trust is a mutual fund with multiple portfolios. Templeton Investment Counsel, LLC is the investment adviser to each portfolio. The following portfolio is available under the contract:
Templeton Foreign VIP Fund
Legg Mason Partners Variable Equity Trust (Class I)
Legg Mason Partners Variable Equity Trust is a mutual fund with multiple portfolios. Legg Mason Partners Fund Advisor, LLC is the investment adviser to each portfolio. Legg Mason Partners Fund Advisor, LLC has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:
ClearBridge Variable Appreciation Portfolio
ClearBridge Variable Large Cap Value Portfolio
ClearBridge Variable Small Cap Growth Portfolio
Legg Mason Partners Variable Income Trust (Class I)
Legg Mason Partners Variable Income Trust is a mutual fund with multiple portfolios. Legg Mason Partners Fund Advisor, LLC is the investment adviser to the each portfolio. Legg Mason Partners Fund Advisor, LLC has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolio is available under the contract:
Western Asset Variable Global High Yield Bond Portfolio

APPENDIX B
Participating Investment Portfolios
Below are the advisers and subadvisers and investment objectives of each Investment Portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.
Investment Portfolio	Investment Objective	Investment Adviser/Subadviser
American Funds Insurance Series® (Class 2)
American Funds Global Growth Fund	Seeks long-term growth of capital.	Capital Research and Management CompanySM
American Funds Growth Fund	Seeks growth of capital.	Capital Research and Management CompanySM
American Funds Growth-Income Fund	Seeks long-term growth of capital and income.	Capital Research and Management CompanySM
Brighthouse Funds Trust I
BlackRock High Yield Portfolio (Class A)	Seeks to maximize total return, consistent with income generation and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.
Brighthouse Small Cap Value Portfolio (Class B)	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, and Allspring Global Investments, LLC
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class B) (formerly Brighthouse/Aberdeen Emerging Markets Equity Portfolio)	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited
Brighthouse/Eaton Vance Floating Rate Portfolio (Class B)	Seeks a high level of current income.	Brighthouse Investment Advisers, LLC Subadviser: Eaton Vance Management
Brighthouse/Wellington Large Cap Research Portfolio (Class E)	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP
CBRE Global Real Estate Portfolio (Class B) (formerly Clarion Global Real Estate Portfolio)	Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC
Harris Oakmark International Portfolio (Class A)	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.
Invesco Comstock Portfolio (Class B)	Seeks capital growth and income.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
Invesco Global Equity Portfolio (Class B)	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
Invesco Small Cap Growth Portfolio (Class A)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
JPMorgan Small Cap Value Portfolio (Class A)	Seeks long-term capital growth.	Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.
Loomis Sayles Growth Portfolio (Class B)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
MFS ® Research International Portfolio (Class B)	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
Morgan Stanley Discovery Portfolio (Class B)	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.
PIMCO Inflation Protected Bond Portfolio (Class B)	Seeks maximum real return, consistent with preservation of capital and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC

Investment Portfolio	Investment Objective	Investment Adviser/Subadviser
PIMCO Total Return Portfolio (Class B)	Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC
T. Rowe Price Large Cap Value Portfolio (Class B)	Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
Victory Sycamore Mid Cap Value Portfolio (Class B)	Seeks high total return by investing in equity securities of mid-sized companies.	Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.
Brighthouse Funds Trust II
BlackRock Bond Income Portfolio (Class E)	Seeks a competitive total return primarily from investing in fixed-income securities.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
BlackRock Capital Appreciation Portfolio (Class A)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
BlackRock Ultra-Short Term Bond Portfolio (Class E)	Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
Brighthouse/Dimensional International Small Company Portfolio (Class B)	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Dimensional Fund Advisors LP
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP
Jennison Growth Portfolio (Class B)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core Portfolio (Class B)	Seeks long-term capital growth from investments in common stocks or other equity securities.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
MFS ® Total Return Portfolio (Class F)	Seeks a favorable total return through investment in a diversified portfolio.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
MFS ® Value Portfolio (Class A)	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
Neuberger Berman Genesis Portfolio (Class B)	Seeks high total return, consisting principally of capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC
Western Asset Management Strategic Bond Opportunities Portfolio (Class E)	Seeks to maximize total return consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC
Western Asset Management U.S. Government Portfolio (Class A)	Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC
Franklin Templeton Variable Insurance Products Trust (Class 2)
Templeton Foreign VIP Fund	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Legg Mason Partners Variable Equity Trust (Class I)
ClearBridge Variable Appreciation Portfolio	Seeks long-term capital appreciation.	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC
ClearBridge Variable Large Cap Value Portfolio	Seeks long-term growth of capital as its primary objective. Current income is a secondary objective.	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth Portfolio	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC
Legg Mason Partners Variable Income Trust (Class I)

Investment Portfolio	Investment Objective	Investment Adviser/Subadviser
Western Asset Variable Global High Yield Bond Portfolio	Seeks to maximize total return.	Legg Mason Partners Fund Advisor, LLC Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Pte. Ltd.